	FOXBY CORP.
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2020
	(Unaudited)

Shares		Value
	Common Stocks (122.11%)
	Automotive Dealers and Gasoline Service Stations (3.78%)
250	AutoZone, Inc. (a)	$ 294,410

	Building Materials, Hardware, Garden Supply (6.34%)
850	The Home Depot, Inc.	236,054
1,800	Tractor Supply Company	258,012
		494,066

	Business Services (24.09%)
80	Accenture plc	18,079
500	Alphabet Inc. Class A (a)	732,800
4,500	Check Point Software Technologies Ltd. (a)	541,530
4,600	Kforce Inc.	147,982
4,300	Robert Half International Inc.	227,642
1,200	United Rentals, Inc. (a)	209,400
		1,877,433

	Chemical and Allied Products (13.00%)
2,050	Amgen Inc.	521,028
700	Biogen Inc. (a)	198,576
1,500	Celanese Corporation	161,175
2,100	Westlake Chemical Corporation	132,762
		1,013,541

	Coal Mining (2.19%)
10,000	Warrior Met Coal, Inc.	170,800

	Depository Institutions (6.62%)
7,150	Citizens Financial Group, Inc.	180,752
20,000	Customers Bancorp, Inc.	224,000
3,100	U.S. Bancorp	111,135
		515,887

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (8.45%)
8,300	Intel Corporation	429,774
1,600	Texas Instruments Incorporated (a)	228,464
		658,238

	Food and Kindred Products (4.54%)
1,500	Medifast, Inc.	246,675
1,800	Tyson Foods, Inc.	107,064
		353,739

	Furniture and Fixtures (2.60%)
4,150	Sleep Number Corporation (a)	202,977

	Heavy Construction other than Building Construction Contractors (0.92%)
1,700	MasTec, Inc.(a)	71,740

	Home Furniture, Furnishings, and Equipment Stores (2.90%)
2,500	Williams-Sonoma, Inc.	226,100

	Industrial and Commercial Machinery and Computer Equipment (4.16%)
290	Arista Networks, Inc. (a)	60,010
1,250	Cummins Inc.	263,950
		323,960

	Insurance Carriers (10.00%)
5,100	Essent Group Ltd.	188,751
4,700	NMI Holdings, Inc. (a)	83,660
1,625	UnitedHealth Group Incorporated	506,626
		779,037

	Motor Freight Transportation and Warehousing (2.27%)
1,400	J.B. Hunt Transport Services, Inc.	176,932

	Non-Depository Credit Institutions (6.05%)
1,000	Credit Acceptance Corporation (a)	338,640
2,300	Discover Financial Services	132,894
		471,534

	Oil And Gas Extraction (2.52%)
11,300	Cabot Oil & Gas Corporation	196,168

	Paper and Allied Products (1.68%)
1,200	Packaging Corporation of America	130,860

	Petroleum Refining and Related Industries (1.95%)
8,000	Valvoline Inc.	152,320

	Retail Consulting and Investment (0.00%)
72,728	Amerivon Holdings LLC (a) (b)	0

	Security and Commodity Brokers, Dealers, Exchanges, and Services (10.67%)
1,200	Ameriprise Financial, Inc.	184,932
400	BlackRock, Inc.	225,420
3,000	SEI Investments Company	152,160
2,101	T. Rowe Price Group, Inc.	269,390
		831,902

	Tobacco Products (0.96%)
1,000	Philip Morris International Inc.	74,990

	Transportation by Air (1.44%)
3,000	Southwest Airlines Co.	112,500

	Transportation Equipment (4.98%)
810	Honeywell International Inc.	133,334
3,000	Magna International Inc.	137,250
1,600	Oshkosh Corporation	117,600
		388,184

	Total common stocks (Cost $8,186,299)	9,517,317

	Preferred Stocks (1.06%)
	Retail Consulting and Investment (1.06%)
235,914	Amerivon Holdings LLC (Cost $497,531) (b)	82,570

	Total investments (Cost $8,683,830) (123.17%) (c)	9,599,887
	Liabilities in excess of cash and other assets (-23.17%)	(1,806,061)

	Net assets (100.00%)	$ 7,793,826

(a) Non-income producing.
(b) Illiquid and/or restricted security that has been fair valued.
(c) The Fund's total investment portfolio value of $9,599,887 has been pledged as collateral for borrowings under the Fund's credit facility.  As of September 30, 2020 there was $1,676,600 in outstanding borrowing.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Foxby Corp. (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 9,517,317	$ -	$ 0	$ 9,517,317
Preferred stocks	-	-	82,570	82,570
Total investments, at value	$ 9,517,317	$ -	$ 82,570	$ 9,599,887

There were no securities transferred from level 1 on December 31, 2019 to level 2 on September 30, 2020.

There were no transfers into or out of level 3 assets during the period.

The Investment Manager, under the direction of the Fund’s Board of Directors, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Fund’s Board of Directors. As of September 30, 2020, these investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

Cost for Federal Income Tax Purposes
As of September 30, 2020, for federal income tax purposes, subject to change, the aggregate cost of securities was $8,683,830 and net unrealized appreciation was $916,057, comprised of gross unrealized appreciation of $1,779,918 and gross unrealized depreciation of $863,861. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of September 30, 2020 were as follows:

	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	9/20/07	$ 497,531	$ 82,570
Amerivon Holdings LLC common equity units	9/20/07	0	0
Total		$ 497,531	$ 82,570
Percent of net assets		6%	1%

Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments. The extent of the impact on the performance of the Funds and their investments will depend on future developments, including, but not limited to, the duration and spread of the COVID19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.